================================================================================

                                 [LOGO] THERMO
                                        OPPORTUNITY
                                        FUND


                       The Thermo Opportunity Fund, inc.
                               Semi-Annual Report
                                  May 31, 1999
                                  (Unaudited)

================================================================================

THE THERMO OPPORTUNITY FUND, INC.

The Thermo Opportunity Fund is a non-diversified, closed-end management investment company that invests primarily in securities issued by subsidiaries of Thermo Electron Corporation (Thermo Electron or TMO). The Fund's investment objective is to seek long-term capital appreciation.

STOCK

Ticker Symbol                 TMF
(American Stock Exchange)

Market Price
as of 5/31/99             $8.3125

Net Asset Value
as of 5/31/99              $10.33

Shares Outstanding      1,760,417


                               PORTFOLIO SECTORS
                                  May 31, 1999

                               [GRAPHIC OMITTED]

                     Common Stocks:
                          TMO Subsidiaries         72.5%
                     Cash                          11.8%
                     Private Placements             9.9%
                     Convertible Bonds              3.9%
                     Common Stocks:
                          Non-TMO Subsidiaries      1.9%

                                                  ==============================
                                                         THERMO OPPORTUNITY FUND

LETTER TO SHAREHOLDERS                                             JULY 12, 1999
================================================================================

DEAR FELLOW SHAREHOLDERS:

When we wrote to you in our 1998 Annual Report, we described in some detail the restructurings announced by Thermo Electron Corp. and its Subsidiaries, and how we expected to position your Fund to profit from this process. We are pleased to report that through the first half of fiscal 1999, we successfully began this process. In particular, Thermo Opportunity Fund's market price advanced 15% during the first half, with both your Fund and the net asset value (NAV) of the portfolio again outperforming Thermo Electron and the average of its Subsidiaries. More importantly for the long term, the restructuring of Thermo Electron has been accelerated and expanded while the recovery in many of the Subsidiaries' core end-markets continues.

Yet, even with this progress, our expectations remain high both in terms of the opportunities to further increase the underlying NAV of your Fund and to continue shrinking the discount that the shares have been trading to that NAV. In pursuing the first goal, we will strive to exploit Thermo Electron's ongoing restructuring and focus on the Subsidiaries with the strongest operating performance. Regarding the discount to NAV, your Board of Directors has approved a two-pronged plan of authorizing a share buyback of up to 25% of the outstanding shares while simultaneously exploring other avenues for enhancing shareholder value.

THERMO ELECTRON RESTRUCTURING UPDATE

During the first half of fiscal 1999, there were three new developments in Thermo Electron's ongoing restructuring which, while not unexpected, were positive for your Fund. First, the price for the repurchases announced by Thermo Electron of Thermo Spectra, at $16 per share, and Thermo Power, at $12 per share, validated our opportunistic focus on these companies since the original restructuring announcement. Furthermore, we remain optimistic that the almost doubling of our position in Thermedics Detection at attractive levels this year will also prove beneficial to the Fund's performance.

Secondly,  on  May  24,  1999,  Thermo  Electron   significantly   expanded  its
restructuring program, announcing the merger of three more underperforming Subsidiaries into Thermo Electron and the cash repurchase of a fourth, Thermo Vision, by its parent, Thermo Instrument Systems. This last announcement proved particularly beneficial to your Fund as our analysis had indicated that Thermo Vision was a likely repurchase candidate, and we had built up the position in the company accordingly.

Looking ahead to the next stage of Thermo Electron's restructuring, we have eliminated the positions in Thermo Power and Thermo Spectra as they have moved to only modest discounts to

                                                  ==============================
                                                         THERMO OPPORTUNITY FUND

================================================================================

their takeover prices, but have maintained or increased our investments in other announced consolidation targets. On the other hand, we no longer believe that the capital markets will be receptive to IPOs from many of the privately held Subsidiaries and we will look to divest most of these holdings over the balance of the year.

On the operating front, there continues to be improvement in the key international and semiconductor end-markets for Thermo Instrument Systems and its Subsidiaries while Thermo BioAnalysis' groundbreaking work in the life sciences area has marked it as a rising star. We also remain enthusiastic believers in the long-term potential for Thermo Cardiosystems' revolutionary Heart Assist Device. Finally, we believe that as Thermo Electron proceeds with the restructuring of its weaker Subsidiaries, the underlying strengths of the remaining companies will be more accurately reflected in their market valuations.

RECENT EVENTS

As mentioned above, on April 20, 1999, the Board of Directors of your Fund announced it was currently evaluating how Thermo Electron's restructuring will affect the Fund and its ability to pursue its investment objective. The Board of Directors announced also that it was considering various alternatives for maximizing shareholder value, including continuing the Fund as is, continuing the Fund with a changed investment objective, converting the Fund into an open-end investment company, merging the Fund into another closed-end or open-end investment company or liquidating the Fund. Certain of these alternatives would be subject to shareholder approval. In addition, the Board announced that it had authorized the Fund to purchase, from time to time, up to 25% of its stock in the open market.

The rationale behind this announcement was two-fold; first, to address the discount to NAV that your shares have been selling at; and second, to acknowledge that as Thermo Electron completes its restructuring over the next year we will have to review all options available to us to maintain and enhance shareholder value. At the current time, and subject to ongoing review, we would hope to use a portion of the cash proceeds provided by Thermo Electron's restructuring for an ongoing share repurchase program aimed at enhancing the Fund's NAV and shrinking the discount. The benefits of this potential share repurchase program will of course have to be greater than other investment opportunities available to the Fund, and there is no guarantee that an active share repurchase program will reduce the discount to NAV.

                                                  ==============================
                                                         THERMO OPPORTUNITY FUND

================================================================================

Regarding the longer-term outlook for your Fund, much is dependent on the pace of Thermo Electron's restructuring, whether or not it is expanded still further, and on developments within the Subsidiaries themselves. How we manage your portfolio during this period will also be influenced greatly by the impact that improving performance and the potential implementation of a share repurchase program have on the discount to NAV. At this point, our expectation is that the next six months will be a time of transition, but that by the end of the year we will have a clearer picture of the options open to us and their relative merit. In the interim, we see opportunities for continued improvement in your Fund and we look forward to updating you at the end of the year.

For weekly updates on the Fund's current statistics, please visit us at www.thermofund.com.

Sincerely yours,

/s/ Gregory E. Ratte,

Gregory E. Ratte,
Chairman of the Board

               THERMO OPPORTUNITY FUND INTERIM PERFORMANCE UPDATE
                     FROM NOVEMBER 30, 1998 TO MAY 31, 1999

                               [GRAPHIC OMITTED]


                    THERMO OPPORTUNITY FUND INDUSTRY GROUPS
                                  MAY 31, 1999

                               [GRAPHIC OMITTED]

                    Instruments                        49.1%
                    Bio-Medical Products               16.9%
                    Cash                               11.8%
                    Private Placements                  9.9%
                    Advanced Technologies               6.5%
                    Alternative Energy Systems          3.3%
                    Environmental Services              2.4%
                    Process Equipment                   0.1%

                                                  ==============================
                                                         THERMO OPPORTUNITY FUND

THE THERMO OPPORTUNITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999 (UNAUDITED)
================================================================================
ASSETS
Investment securities:
        At amortized cost (Original cost $18,420,240) .........    $ 18,439,691
                                                                   ============
        At market value (Note 1) ..............................    $ 16,048,735
Investments in repurchase agreements (Note 1) .................       1,123,000
Cash ..........................................................             415
Interest receivable ...........................................          17,708
Receivable for securities sold ................................         915,969
Organization expenses, net (Note 1) ...........................          80,744
Other assets ..................................................           7,092
                                                                   ------------
        TOTAL ASSETS ..........................................      18,193,663
                                                                   ------------
LIABILITIES
Payable to affiliates (Note 3) ................................           5,000
                                                                   ------------
        TOTAL LIABILITIES .....................................           5,000
                                                                   ------------

NET ASSETS ....................................................    $ 18,188,663
                                                                   ============
Net assets consist of:
Common stock - par value $0.001 per share
  Authorized 16,000,000 shares, Outstanding 1,760,417 shares ..    $      1,760
Additional paid-in capital ....................................      24,049,739
Accumulated net investment loss ...............................         (94,146)
Accumulated net realized losses from security transactions ....      (3,377,734)
Net unrealized depreciation on investments ....................      (2,390,956)
                                                                   ------------
Net assets ....................................................    $ 18,188,663
                                                                   ============

Net asset value per share (Note 1) ............................    $      10.33
                                                                   ============

See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)
================================================================================
INVESTMENT INCOME
        Interest .............................................      $    61,846
        Dividends ............................................              600
                                                                    -----------
                TOTAL INVESTMENT INCOME ......................           62,446
                                                                    -----------
EXPENSES
        Investment advisory fees (Note 3) ....................           62,637
        Administrative services fees (Note 3) ................           30,000
        Amortization of organization expenses (Note 1) .......           18,000
        Professional fees ....................................           16,743
        Directors' fees and expenses .........................           16,194
        Insurance expense ....................................            9,318
        Reports to shareholders ..............................            7,929
        Transfer agent fees ..................................            2,087
        Exchange listing fees ................................            1,826
        Custodian fees .......................................            1,771
        Postage and supplies .................................              780
                                                                    -----------
                TOTAL EXPENSES ...............................          167,285
        Fees waived by the Adviser (Note 3) ..................          (10,693)
                                                                    -----------
                NET EXPENSES .................................          156,592
                                                                    -----------

NET INVESTMENT LOSS ..........................................          (94,146)
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
        Net realized losses from security transactions .......       (1,192,812)
        Net change in unrealized appreciation/
           depreciation on investments .......................        3,740,266
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .............        2,547,454
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...................      $ 2,453,308
                                                                    ===========

See accompanying notes to financial statements.

                                                  ==============================
                                                         THERMO OPPORTUNITY FUND

THE THERMO OPPORTUNITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED MAY 31, 1999 AND NOVEMBER 30, 1998
=======================================================================================
                                                           Six Months          Year
                                                              Ended           Ended
                                                          May 31, 1999     November 30,
                                                           (Unaudited)         1998
---------------------------------------------------------------------------------------
FROM OPERATIONS:
        Net investment loss ..........................    $    (94,146)    $   (335,188)
        Net realized losses from security transactions      (1,192,812)      (1,378,681)
        Net change in unrealized appreciation/
          depreciation on investments ................       3,740,266       (3,709,042)
                                                          ------------     ------------
Net increase (decrease) in net assets from operations        2,453,308       (5,422,911)
                                                          ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS ................       2,453,308       (5,422,911)

NET ASSETS:
        Beginning of period ..........................      15,735,355       21,158,266
                                                          ------------     ------------
        End of period ................................    $ 18,188,663     $ 15,735,355
                                                          ============     ============

See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===========================================================================================================
                                                    Six Months           Year          Year        Period
                                                       Ended            Ended         Ended         Ended
                                                   May 31, 1999      November 30,  November 30,  November 30,
                                                    (Unaudited)          1998          1997         1996(A)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........    $   8.94         $  12.02      $  13.66      $  14.10
                                                      --------         --------      --------      --------
Income (loss) from investment operations:
        Net investment income (loss) .............       (0.05)           (0.19)        (0.17)         0.07
        Net realized and unrealized gains (losses)
                on investments ...................        1.44            (2.89)        (1.41)        (0.42)
                                                      --------         --------      --------      --------
Total from investment operations .................        1.39            (3.08)        (1.58)        (0.35)
                                                      --------         --------      --------      --------
Less distributions:
        Dividends from net investment income .....          --               --         (0.06)           --
                                                      --------         --------      --------      --------

Effect of initial public offering costs ..........          --               --            --         (0.09)
                                                      --------         --------      --------      --------

Net asset value at end of period .................    $  10.33         $   8.94      $  12.02      $  13.66
                                                      ========         ========      ========      ========

Market value at end of period ....................    $ 8.3125         $   7.25      $   9.50      $  13.75
                                                      ========         ========      ========      ========

Total investment return based on net asset value .      15.55%          (25.62%)      (11.59%)       (3.12%)
                                                      ========         ========      ========      ========

Total investment return based on market value ....      14.66%          (23.68%)      (30.56%)       (2.48%)
                                                      ========         ========      ========      ========

Net assets at end of period (000's) ..............    $ 18,189         $ 15,735      $ 21,158      $ 24,048
                                                      ========         ========      ========      ========

Ratio of net expenses to average net assets(B) ...       2.00%(C)         1.78%         1.66%         1.53%(C)

Ratio of net investment income (loss) to average
        net assets ...............................      (1.20%)(C)       (1.66%)       (1.33%)        1.62%(C)

Portfolio turnover rate ..........................         53%(C)           37%           47%           12%(C)

(A) Represents the period from the initial public offering of shares (August 6, 1996) through November 30, 1996. No income was earned or expenses incurred from the commencement of operations through the date of initial public offering.
(B) Absent fee waivers, the ratio of expenses to average net assets would have been 2.14%(C), 1.91%, 1.81% and 1.56%(C) for the periods ended May 31, 1999 and November 30, 1998, 1997 and 1996, respectively (Note 3).
(C)  Annualized.

See accompanying notes to financial statements.

                                                  ==============================
                                                         THERMO OPPORTUNITY FUND

THE THERMO OPPORTUNITY FUND, INC.
PORTFOLIO OF INVESTMENTs
MAY 31, 1999 (UNAUDITED)
================================================================================
                                                                       Market
    Shares    COMMON STOCKS -- 82.7%                                    Value
--------------------------------------------------------------------------------
              INSTRUMENTS -- 49.1%
   164,166    Metrika Systems Corp.* ...........................    $  1,539,056
   100,433    ONIX Systems, Inc.* ..............................         703,031
    65,500    Thermo BioAnalysis Corp.* ........................       1,195,375
    25,000    Thermo Instrument Systems, Inc.* .................         359,375
   281,500    Thermo Optek Corp.* ..............................       2,885,375
    74,100    ThermoQuest Corp.* ...............................         944,775
   232,594    Thermo Vision Corp.* .............................       1,308,341
                                                                    ------------
                                                                       8,935,328
                                                                    ------------
              BIO-MEDICAL PRODUCTS -- 16.9%
     9,000    Photoelectron Corp.* .............................          19,688
    26,200    Thermedics, Inc.* ................................         225,975
   200,400    Thermo Cardiosystems, Inc.* ......................       2,392,275
    68,400    Trex Medical Corp.* ..............................         440,325
                                                                    ------------
                                                                       3,078,263
                                                                    ------------
              PRIVATE PLACEMENTS(A) -- 8.3%
    50,000    Thermo Information Solutions* (Advanced Technologies)      500,000
    50,000    Thermo Trilogy Corp.* (Environmental Services) ...         412,500
   150,000    Trex Communications, Inc.* (Advanced Technologies)         600,000
                                                                    ------------
                                                                       1,512,500
                                                                    ------------
              ADVANCED TECHNOLOGIES -- 6.5%
     2,000    DocuCorp International, Inc.* ....................          10,250
     3,000    OAO Technology Solutions, Inc.* ..................          12,375
    82,500    Thermedics Detection, Inc.* ......................         835,312
    38,900    ThermoTrex Corp.* ................................         318,494
                                                                    ------------
                                                                       1,176,431
                                                                    ------------
              ALTERNATIVE ENERGY SYSTEMS -- 1.7%
   181,900    KFX, Inc.* .......................................         295,588
     1,700    Thermo Power Corp.* ..............................          19,656
                                                                    ------------
                                                                         315,244
                                                                    ------------
              ENVIRONMENTAL SERVICES -- 0.1%
     4,000    Randers Killam Group, Inc.* ......................          12,250
                                                                    ------------

              PROCESS EQUIPMENT -- 0.1%
       500    Thermo Fibertek, Inc.* ...........................           3,719
                                                                    ------------

              TOTAL COMMON STOCKS (Cost $17,340,241) ...........    $ 15,033,735
                                                                    ------------

THE THERMO OPPORTUNITY FUND, INC.
PORTFOLIO OF INVESTMENTS
(CONTINUED)
================================================================================
                                                                       Market
    Shares    LIMITED LIABILITY COMPANIES(A) -- 1.6%                    Value
--------------------------------------------------------------------------------
   100,000    Cosmetic Laser Services L.L.C.* ..................    $    100,000
   200,000    Cosmetic Laser Services II L.L.C.* ...............         200,000
                                                                    ------------
              TOTAL LIMITED LIABILITY COMPANIES (Cost $300,000)     $    300,000
                                                                    ------------

================================================================================
     Par                                                               Market
    Value     CONVERTIBLE BONDS -- 3.9%                                 Value
--------------------------------------------------------------------------------
$  425,000    Thermo EuroTech N.V., 2.50%, 8/31/01(A) ..........    $    425,000
   500,000    KFX, Inc., 6.00%, 7/23/02 ........................         290,000
----------                                                          ------------
$  925,000    TOTAL CONVERTIBLE BONDS (Cost $799,450) ..........    $    715,000
==========                                                          ------------

              TOTAL INVESTMENT SECURITIES -- 88.2%
              (Cost $18,439,691) ...............................    $ 16,048,735
                                                                    ------------

================================================================================
   Face                                                                Market
  Amount      REPURCHASE AGREEMENTS(B) -- 6.2%                          Value
--------------------------------------------------------------------------------
$1,123,000    Fifth Third Bank, 4.34%, dated 5/28/99,
==========    due 6/01/99, repurchase proceeds $1,123,542 ......    $  1,123,000
                                                                    ------------

              TOTAL INVESTMENT SECURITIES AND
              REPURCHASE AGREEMENTS -- 94.4% ...................    $ 17,171,735

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 5.6% ....       1,016,928
                                                                    ------------

              NET ASSETS -- 100.0% .............................    $ 18,188,663
                                                                    ============

* Non-income producing security.

(A) Valued at fair value as determined in good faith by the Adviser consistent with procedures approved by the Board of Directors.
(B)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

See accompanying notes to financial statements.

                                                  ==============================
                                                         THERMO OPPORTUNITY FUND

THE THERMO OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Thermo Opportunity Fund, Inc. (the Fund) was organized under Maryland law on May 16, 1996 as a non-diversified, closed-end investment company. The Fund commenced operations on June 19, 1996, when Brundage, Story and Rose, llc (the Adviser), purchased 6,667 shares at $15 per share to provide the Fund with its initial $100,000 of capital. The Fund commenced the public offering of shares on August 6, 1996. The Fund is listed on the American Stock Exchange with a symbol of "TMF."

The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in securities issued by direct and indirect subsidiaries of Thermo Electron Corporation (Thermo Electron). The Fund may also invest in securities issued by companies not affiliated with Thermo Electron which either (i) engage in the same or related industries as Thermo Electron or one or more of its subsidiaries or (ii) practice a spin-out strategy similar to that practiced by Thermo Electron.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued weekly (each Friday) and on the last business day of each month as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Portfolio securities listed on stock exchanges and securities traded in the over-the-counter market are valued at the last sale price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. Corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued at an estimated fair value obtained from an independent pricing service based upon such factors as maturity, coupon, issuer and type of security. If market quotations are not readily available, securities will be valued at fair value as determined in good faith by the Adviser consistent with procedures approved by the Board of Directors.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. The Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value of the Fund is calculated weekly (each Friday) and on the last business day of each month by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

Investment income-- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are accreted/amortized in accordance with income tax regulations.

Distributions to shareholders-- Dividends arising from net investment income, if any, are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

THE THERMO OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are accounted for on a specific identification basis.

Organization expenses and offering costs-- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years. Expenses related to the offering of shares have been charged against capital.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of May 31, 1999:

--------------------------------------------------------------------------------
Gross unrealized appreciation .........................            $  1,615,302
Gross unrealized depreciation .........................              (4,231,612)
                                                                   ------------
Net unrealized depreciation ...........................            $ (2,616,310)
                                                                   ============
Federal income tax cost ...............................            $ 18,665,045
                                                                   ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

As of November 30, 1998, the Fund had capital loss carryforwards for federal income tax purposes of $2,021,465, none of which expire prior to November 30, 2004. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $4,053,612 and $5,565,254, respectively, during the six months ended May 31, 1999.

                                                  ==============================
                                                         THERMO OPPORTUNITY FUND

13
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THE THERMO OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

3.   TRANSACTIONS WITH AFFILIATES

Certain Directors and officers of the Fund are principals of the Adviser. Certain officers of the Fund are officers of Countrywide Fund Services, Inc.
(CFS), the administrative services agent for the Fund.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of its average daily net assets.

In order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $10,693 of its investment advisory fees during the six months ended May 31, 1999.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of the Administrative Services Agreement between the Fund and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS calculates the weekly and month end net asset value per share and maintains the financial books and records of the Fund, supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission, and materials for meetings of the Board of Directors. For the performance of these administrative services, CFS receives a monthly fee based on the Fund's average daily net assets, subject to a $5,000 monthly minimum.

4.   STOCK REPURCHASE PROGRAM

On April 20, 1999, the Board of Directors authorized the Fund to purchase, from time to time, up to 25% of its common stock in the open market. As of May 31, 1999, no shares had been repurchased under the stock repurchase program.

5.   RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

On April 20, 1999, the Annual Meeting of Stockholders of the Fund was held to elect one Director and to ratify or reject the selection of Arthur Andersen LLP as independent auditors for the Fund's current fiscal year. The total number of shares of the Fund present by proxy represented 91.9% of the shares entitled to vote at the meeting. Each of the matters submitted to stockholders was approved.

The results of the voting for the election of one Director was as follows: incumbent nominee Blair M. Brewster-- 1,579,759 shares for election and 38,881 against election. The results of the voting for or against the ratification of Arthur Andersen LLP as independent auditors was as follows: 1,600,150 shares for ratification, 10,148 shares against ratification and 8,342 shares abstained.

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THE THERMO OPPORTUNITY FUND, INC.

312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202


BOARD OF DIRECTORS
Francis S. Branin, Jr.
Blair M. Brewster
Henson L. Jones, Jr.
Hollis S. McLoughlin
Gregory E. Ratte


INVESTMENT ADVISER
Brundage, Story and Rose, LLC
One Broadway
New York, New York  10004


TRANSFER AGENT
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio  45263


SHAREHOLDER SERVICES
Nationwide: (Toll Free) 888-254-6872


WEBSITE
www.thermofund.com